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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Corvis Corporation:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG LLP
                                            /s/ KPMG LLP

McLean, Virginia

July 18, 2000